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                                                                   EXHIBIT 32.01

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

     PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002

         The undersigned, John C. Goff, the Chief Executive Officer of Crescent Real Estate Equities Company (the "Company"), has executed this certification in connection with the filing with the Securities and Exchange Commission of the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2003 (the "Report"). The undersigned hereby certifies that:

          (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 6, 2003              /s/ John C. Goff
                                    -------------------------------------------
                                    John C. Goff
                                    Chief Executive Officer

         A signed original of this written statement required by Section 906 has been provided to Crescent Real Estate Equities Company and will be retained by Crescent Real Estate Equities Company and furnished to the Securities and Exchange Commission or its staff upon request.

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                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

      PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002

         The undersigned, Jerry R. Crenshaw, Jr., the Executive Vice President and Chief Financial and Accounting Officer of Crescent Real Estate Equities Company (the "Company"), has executed this certification in connection with the filing with the Securities and Exchange Commission of the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2003 (the "Report"). The undersigned hereby certifies that:

          (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 6, 2003                   /s/ Jerry R. Crenshaw, Jr.
                                         --------------------------------------
                                         Jerry R. Crenshaw, Jr.
                                         Executive Vice President and Chief
                                         Financial and Accounting Officer

            A signed original of this written statement required by Section 906 has been provided to Crescent Real Estate Equities Company and will be retained by Crescent Real Estate Equities Company and furnished to the Securities and Exchange Commission or its staff upon request.